UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2016

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The Company convened its annual meeting of shareholders on March 9, 2016 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.                                      To elect eleven directors to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2017 or upon a successor being elected and qualified.  All director nominees were duly elected.

	FOR	WITHHELD	BROKER NON-VOTES	APPLICABLE PERCENTAGES
Dr. John Elstrott	214,918,135	11,584,143	63,555,097	95% FOR
Shahid (Hass) Hassan	222,075,031	4,427,247	63,555,097	98% FOR
Stephanie Kugelman	221,523,785	4,978,493	63,555,097	98% FOR
John Mackey	222,950,631	3,551,647	63,555,097	98% FOR
Walter Robb	223,088,757	3,413,521	63,555,097	98% FOR
Jonathan Seiffer	223,577,365	2,924,913	63,555,097	99% FOR
Morris (Mo) Siegel	221,660,745	4,841,533	63,555,097	98% FOR
Jonathan Sokoloff	223,299,579	3,202,699	63,555,097	99% FOR
Dr. Ralph Sorenson	212,787,267	13,715,011	63,555,097	94% FOR
Gabrielle Sulzberger	221,830,167	4,672,111	63,555,097	98% FOR
W. (Kip) Tindell, III	190,810,626	35,691,652	63,555,097	84% FOR

2.                                      To approve, by advisory vote, the compensation of the named executive officers.  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
214,099,867	10,914,443	1,487,968	63,555,097	95% FOR

3.                                      To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the fiscal year ending September 25, 2016.  This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
285,135,249	4,107,306	814,820	99% FOR

4.                                      To ratify the amendment of the Company’s team member stock purchase plan to increase the number of shares of common stock authorized for issuance pursuant to such plan by an additional 1,000,000 shares.  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
223,015,547	2,675,498	811,233	63,555,097	99% FOR

5.                                      To approve the shareholder proposal requesting that the Board of Directors adopt and present for shareholder approval revisions to the Company’s proxy access bylaw.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
89,629,578	135,622,751	1,249,949	63,555,097	60% AGAINST

6.                                      To approve the shareholder proposal requesting that the Board of Directors adopt a policy related to limiting acceleration of vesting of equity upon a change in control.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
57,038,859	168,343,627	1,119,792	63,555,097	75% AGAINST

7.                                      To approve the shareholder proposal requesting that the Company issue a report regarding the Company’s food waste efforts.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
55,779,907	142,656,782	28,065,589	63,555,097	72% AGAINST

Item 8.01                                           Other Events

On March 9, 2016 the Company’s Board of Directors declared a dividend of $0.135 per share, payable April 19, 2016 to common stock shareholders of record at the close of business on April 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: March 10, 2016	Glenda Flanagan
Executive Vice President and
Chief Financial Officer